Sterling Capital Focus Equity ETF

(the “Fund”)

LCG

A series of Northern Lights Fund Trust IV

Shares of the Fund are listed and traded on NYSE Arca (“NYSE”)

Supplement dated October 23, 2025 to the

Prospectus, Summary Prospectus and Statement of Additional Information (the “SAI”) of the Fund dated September 29, 2025

On October 23, 2025, the Board of Trustees of Northern Lights Fund Trust IV (the “Board”) determined that closing and liquidating the Fund was in the best interests of the Fund and its shareholders, and approved a Plan of Liquidation to conduct an orderly liquidation of the Fund to occur on or about November 24, 2025 (the “Liquidation Date”).

The Fund will be closed to new investors and will not accept creation units from authorized participants or other trading of the Fund’s shares on NYSE after the last day of trading on November 17, 2025 (the “Closing Date”). Shareholders may sell their holdings in the Fund prior to the Closing Date and customary brokerage charges may apply to these transactions. Authorized Participants may redeem baskets of shares for a pro rata portion of the Fund’s portfolio on hand through the Closing Date.

From the Closing Date through the Liquidation Date, shareholders may only be able to sell their shares to certain broker-dealers and there is no assurance that there will be a market for the Fund’s shares during this time period. It is anticipated that the Fund’s portfolio will be positioned into cash, cash equivalents, or other liquid assets on or prior to the Liquidation Date. This process will result in the Fund increasing its cash holdings and, as a consequence, not pursuing its investment objective.

The Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders on or about Liquidation Date

Shareholders who remain invested in the Fund on the Liquidation Date will receive cash at the net asset value of their shares as of that date, which will include any capital gains and dividends as of such date. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of the Fund’s shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation. Once the distributions are complete, the Fund will terminate.

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This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus, and SAI and should be read in conjunction with those documents. The Summary Prospectus, Prospectus and SAI have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies of these documents may be obtained without charge by visiting https://sterlingcapital.com/investments/exchange-traded-funds/or by calling 1-888-637-7798 (toll-free). For additional information regarding the liquidation, shareholders may call 1-888-637-7798 (toll-free).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE